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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 15, 2000


                                   eClic, Inc.
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Nevada               0-26181        86-0931332
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
             of incorporation)       File Number)   Identification)


          8455 W. Sahara, Suite 130, Las Vegas, NV       89117
       ---------------------------------------------   ----------
         (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (888) 971-1336
                                                       --------------

                                NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On March 15, 2000, eClic, Inc. (the "Registrant") dismissed David Coffey, CPA, as its independent accountant effective December 31, 1999.

          (ii) The report of David Coffey, CPA on the financial statement for April 12, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The report of David Coffey, CPA for the period ended April 12, 1999, has not been modified.

          (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

          (iv) In connection with its audit for the most recent fiscal years and through December 31, 1999, there have been no disagreements with David Coffey, CPA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of David Coffey, CPA would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the most recent fiscal year and through March 15, 2000, there have been no reportable events (as defined in in Regulation 8-K Item 304 (a) (1) (v)).

          (vi) The Registrant has requested that David Coffey, CPA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Registrant delivered a copy of this Form 8-K report to David Coffey, CPA on March 16, 2000. On March 17, 2000, David Coffey, copied said letter on his letterhead, signed and returned said letter to the
                  Company, with the original being sent to the SEC.   The
                  Registrant has filed, as an exhibit to this Form 8-K report, a copy of the letter from David Coffey, CPA, addressed to the SEC stating David Coffey, CPA is in agreement with the statements contained in this Form 8-K report.

     (b)  New independent accountants

          (i) The Registrant engaged G. Brad Beckstead, CPA as its new independent accountant as of March 15, 2000. During the most recent fiscal years and through March 15, 2000, the Registrant has not consulted with G. Brad Beckstead, CPA on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           eClic, Inc.


Date: March 17, 2000                       By:  /s/ Justine M. Daniels
                                           ---------------------------------
                                           Name     Justine M. Daniels
                                           Title:   President


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